UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 4, 2003

                              KEYSPAN CORPORATION
   (Exact name of registrant as specified in its certificate of trust)

           New York                     1-14161                11-3431358
 (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

     175 East Old Country Road, Hicksville, New York             11801
      One MetroTech Center, Brooklyn, New York                   11201
       (Address of principal executive offices)                (Zip Code)

 Registrant's telephone number, including area code: (516) 755-6650 (Hicksville)
                                                     (718) 403-1000 (Brooklyn)


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Item 5.  Other Events.
---------------------

         On April 4, 2003, KeySpan Corporation (the "Company") issued $150,000,000 4.650% Notes due 2013 and $150,000,000 5.875% Notes due 2033
(together, the "Notes"). The Notes were issued under the Company's previously filed Registration Statement on Form S-3 (Reg. No. 333-82230), which became effective February 14, 2002 (the "Registration Statement"), and the related prospectus supplement, dated April 1, 2003 (the "Prospectus Supplement"). The Notes were offered by ABN AMRO Incorporated, Salomon Smith Barney Inc., The Royal Bank of Scotland plc, Fleet Securities, Inc., Scotia Capital (USA) Inc. and Wachovia Securities, Inc., as underwriters.

         In connection with the offering and sale of the Notes, the Company finalized certain documents relating to the Notes that had been previously filed in draft form as exhibits to the Registration Statement. The final forms of those documents relating to the Notes are filed herewith as exhibits, as set forth in Item 7 hereof.

         In addition, the Prospectus Supplement contained the following update to information in the prospectus included in the Registration Statement
(the "Prospectus"):

         "A summary of certain United States federal income tax consequences that will apply to holders of debt securities is set forth under "United States Federal Income Tax Consequences--Debt securities" in the Prospectus. The sections below replace the summaries set forth in the Prospectus under "United States Federal Income Tax Consequences--Debt securities--Consequences to non-United States holders--United States federal estate tax" and "United States Federal Income Tax Consequences--Debt securities--Information reporting and backup withholding--Non-United States holders."

Consequences to non-United States holders

   United States federal estate tax

     Your estate will not be subject to United States federal estate tax on debt securities beneficially owned by you at the time of your death provided that:

     o any payment to you on the debt securities would be eligible for exemption from the 30% United States federal withholding tax under the rules described in the bullet points under "United States Federal Income Tax Consequences--Debt securities--Consequences to non-United States holders--United States federal withholding tax," without regard to the certification requirements of the fourth bullet point; and

     o interest on those debt securities would not have been, if received at the time of your death, effectively connected with the conduct by you of a trade or business in the United States.

Information Reporting and Backup Withholding

   Non-United States holders

                                         1

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         If you are a non-United States holder of debt securities, we must report annually to the IRS and to you the amount of payments we make to you and the tax withheld with respect to such payments, regardless of whether withholding was required. Copies of the information returns reporting such payments and withholding may also be made available to the tax authorities in the country in which you reside under the provisions of an applicable income tax treaty. You will not be subject to backup withholding regarding payments we make to you provided that we do not have actual knowledge or reason to know that you are a United States person and we have received from you the statement described above in the fourth bullet point under "United States Federal Income Tax Consequences--Debt securities--Consequences to non-United States holders--United States federal withholding tax."

         In addition, you will be subject to information reporting and, depending on the circumstances, backup withholding regarding the proceeds of the sale of a debt security made within the United States or conducted through United States-related intermediaries, unless the payor receives the statement described above and does not have actual knowledge or reason to know that you are a United States person, or you otherwise establish an exemption.

         Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your United States federal income tax liability provided the required information is furnished to the IRS."



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are filed with this report:

Exhibit Number                                       Description
--------------                                       -----------

    1 Underwriting Agreement, dated April 1, 2003, between the Company and ABN AMRO Incorporated and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

    4.1                       Form of 4.650% Note due 2013.

    4.2                       Form of 5.875% Note due 2033.


                                       2

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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





                                         KEYSPAN CORPORATION
                                         (Registrant)


DATE:  April 8, 2003                 By: /s/ Gerald Luterman
                                         --------------------------------
                                         Name:  Gerald Luterman
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                         3

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                               INDEX TO EXHIBITS


Exhibit Number                              Description
--------------                              -----------

    1 Underwriting Agreement, dated April 1, 2003, between the Company and ABN AMRO Incorporated and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

  4.1                      Form of 4.650% Note due 2013.

  4.2                      Form of 5.875% Note due 2033.